UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

11734 S. Election Road

Salt Lake City, Utah 84020

(Address of principal executive offices) (Zip Code)

(801) 523-3100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement with Pakedge Device & Software Inc.

On January 29, 2016, Control4 Corporation, a Delaware corporation (“Control4”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Pakedge Device & Software Inc., a California corporation (“Pakedge”), all of the shareholders of Pakedge (the “Sellers”). Pursuant to the Purchase Agreement, Control4 acquired all of the outstanding common stock of Pakedge (the “Acquisition”).

In accordance with the terms and conditions of the Purchase Agreement, Control4 agreed to acquire all of the outstanding shares of common stock of Pakedge on January 29, 2016 (the “Closing Date”) for a price of $32,000,000. After customary working capital adjustments and net of cash in Pakedge as of the Closing Date, the total purchase price is expected to be approximately $32,700,000 (the “Purchase Price”). Approximately 15% of the Purchase Price will be held in escrow for up to 18 months to cover any of the Sellers’ post-Closing obligations, including without limitation any indemnification obligations that may arise. The Purchase Price was funded as follows: (i) approximately $5,000,000 was financed by Control4 pursuant to its line of credit with Silicon Valley Bank and (ii) the balance of the Purchase Price was funded by Control4’s cash and cash equivalents.  In addition, Control4 committed to grant retention Restricted Stock Units (“RSUs”) in an aggregate amount up $1,800,000 to certain key employees of Pakedge upon their acceptance of employment offers with Control4. These RSUs will be granted pursuant to Control4’s 2013 Stock Option and Incentive Plan and will vest over three years.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Amendment to the Silicon Valley Bank Loan Agreement

On January 29, 2016, Control4 entered into the Second Loan Modification Agreement (the “2016 Loan Amendment”) with Silicon Valley Bank, a California corporation (“SVB”), which amends that certain Amended and Restated Loan and Security Agreement dated as of June 17, 2013, between Control4 and SVB (the “2013 Loan Agreement”), which was filed with the SEC as Exhibit 10.11 to Control4’s Form S-1 on July 1, 2013.

In the 2016 Loan Amendment, Control4 establishes a revolving credit facility of $30,000,000 under the terms of the 2013 Loan Agreement (the “New Credit Facility”). All borrowings under the New Credit Facility are collateralized by the general assets of the Company. Amounts borrowed under the New Credit Facility are due and payable in full on the maturity date, which is January 28, 2018. Advances made pursuant to the New Credit Facility are either: (i) Prime Rate Advances, which bear interest at the Prime Rate plus a Prime Rate Margin of either 0% or 0.25%, depending on Control4’s leverage ratio for the subject quarter, or (ii) LIBOR Rate Advances, which bear interest at the LIBOR Rate plus a LIBOR Rate Margin of either 2.50% or 2.75%, depending on Control4’s leverage ratio for the subject quarter.

Control4 paid a commitment fee of $75,000 in connection with the New Credit Facility, and will be assessed an Unused 2016 Revolving Line Facility Fee of 0.25% in any quarter where the amount of  advances under the New Credit Facility is less than $15,000,000.

As a condition of the 2016 Loan Amendment, Control4 must satisfy certain financial covenants including: (i) a liquidity coverage test such that the ratio of (a) Control4’s unrestricted cash at SVB plus net billed accounts receivable to (b) Control4’s aggregate amount of outstanding obligations to SVB is at least 1.50:1.0, and (ii) an interest coverage test such that the ratio, during the subject 12-month period, of (x) Control4’s Adjusted EBIDA (as defined in the 2016 Loan Amendment) minus unfunded capital expenditures and cash taxes to (y) the actual interest payments due to SVB is at least at least 2.0:1.0. The liquidity coverage covenant is waived as long as its cash, cash equivalents and securities/investments with SVB are above $30,000,000.

The foregoing description of the 2016 Loan Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the 2016 Loan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 29, 2016, Control4 completed the Acquisition of all of the outstanding shares of common stock of Pakedge. The description of the Acquisition in Item 1.01 above is incorporated herein by reference, which description is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 4, 2016, Control4 issued a press release announcing unaudited financial results for its fourth quarter and fiscal year ended December 31, 2015. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation.

The description of the 2016 Loan Amendment and the New Credit Facility in Item 1.01 above is incorporated herein by reference, which description is qualified in its entirety by reference to the 2016 Loan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 4, 2016, Control4 issued a press release announcing that it had entered into the Purchase Agreement and completed the Acquisition, a copy of which is attached hereto as Exhibit 99.2. The information contained in Exhibit 99.2 is being furnished pursuant to Item 7.01 of this Form 8-K and shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the registrant’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the registrant expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

(b)   Pro Forma Financial Information.

The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1+

Stock Purchase Agreement, dated January 29, 2016, by and among Control4 Corporation on the one hand and Pakedge Device & Software Inc., Victor Pak, Dusan Jankov, Nickolas Phillips, The Stacy Pak 2015 Annuity Trust and the Victor Pak 2015 Annuity Trust on the other hand, with Victor Pak as the Sellers’ Representative

10.1	Second Loan Modification Agreement, dated January 29, 2016, by and between Silicon Valley Bank and Control4 Corporation
99.1	Earnings Press release dated February 4, 2016
99.2	Acquisition Press release dated February 4, 2016

+Exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Control4 Corporation will furnish copies of the omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2016

Control4 Corporation

	By:	/s/ Mark Novakovich
Mark Novakovich
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1+

Stock Purchase Agreement, dated January 29, 2016, by and among Control4 Corporation on the one hand and Pakedge Device & Software Inc., Victor Pak, Dusan Jankov, Nickolas Phillips, The Stacy Pak 2015 Annuity Trust and the Victor Pak 2015 Annuity Trust on the other hand, with Victor Pak as the Sellers’ Representative

10.1	Second Loan Modification Agreement, dated January 29, 2016, by and between Silicon Valley Bank and Control4 Corporation
99.1	Earnings Press release dated February 4, 2016
99.2	Acquisition Press release dated February 4, 2016

+Exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Control4 Corporation will furnish copies of the omitted exhibits and schedules to the Securities and Exchange Commission upon its request.